UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 20, 2005

                             ADVANCE NANOTECH, INC.

               (Exact Name of Registrant as Specified in Charter)



         Colorado                    011-15499                  84-0379959
(State or Other Jurisdiction                                   (IRS Employer
      of Incorporation)       (Commission File Number)      Identification No.)


              30 Rockefeller Center, 27th Floor New York, NY 10112
               (Address of principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (646) 723-8962

                 712 Fifth Avenue, 19th Floor New York, NY 10019
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 26, 2005, Advance Nanotech, Inc. (the "Registrant") filed an 8-K (the "January 26, 2005 Form 8-K") with the Securities and Exchange Commission announcing the sale of common stock on January 20, 2005 in a private placement of securities (the "Private Placement"). The Shares and the Warrants were sold by the Registrant to the investors on the terms and conditions set forth in the Securities Purchase Agreement dated December 31, 2004 (the "Agreement"), described in the January 26, 2005 8K. The Agreement was filed as Exhibit 10.5 to the January 26, 2005 Form 8-K, which is specifically incorporated herein by reference. The January 26, 2005 Form 8-K is hereby amended to reflect one administrative error. The correct number of Placement Agent Warrant Shares issued to placement agents by the Registrant is 400,625. Any reference to a Placement Agent Warrant Share issue of 413,125 is hereby amended.

On February 1, 2005, Advance Nanotech, Inc. (the "Registrant") filed an 8-K (the "February 1, 2005 Form 8-K") with the Securities and Exchange Commission announcing the sale of common stock on January 26, 2005 in a private placement of securities (the "Private Placement"). The Shares and the Warrants were sold by the Registrant to the investors on the terms and conditions set forth in the Securities Purchase Agreement dated December 31, 2004 (the "Agreement"), described in the Form 8K filed by the Registrant on January 26, 2005 (the "January 26, 2005 Form 8-K"). The Agreement was filed as Exhibit 10.5 to the January 26, 2005 Form 8-K, which is specifically incorporated herein by reference. The February 1, 2005 Form 8-K is hereby amended to reflect two administrative errors. The correct amount of cash fees paid by the Registrant to placement agents is $476,500. Any reference to a cash fee amount paid to placement agents of $478,000 is hereby amended. The correct amount of Placement Agent Warrant Shares issued to placement agents by the Registrant is 238,250. Any reference to a Placement Agent Warrant Share issue of 239,000 is hereby amended.

On February 8, 2005, Advance Nanotech, Inc. (the "Registrant") filed an 8-K (the "February 8, 2005 Form 8-K") with the Securities and Exchange Commission announcing the sale of common stock on February 2, 2005 in a third and final closing in its private placement of securities (the "Private Placement"). The Shares and the Warrants were sold by the Registrant to the investors on the terms and conditions set forth in the Securities Purchase Agreement dated December 31, 2004 (the "Agreement"), described in the Form 8K filed by the Registrant on January 26, 2005 (the "January 26, 2005 Form 8-K"). The Agreement was filed as Exhibit 10.5 to the January 26, 2005 Form 8-K, which is specifically incorporated herein by reference. The February 8, 2005 Form 8-K is hereby amended to reflect one administrative error. The Registrant sold 2,871,500 Shares at the February 2, 2005 closing for an aggregate price of $5,743,000. The Registrant issued to investors at the February 2, 2005 closing, in the aggregate, Warrants to purchase 1,435,750 shares of Common Stock. In connection with the February 2, 2005 closing of the sale of Shares, the Registrant paid a cash fee to placement agents in the amount of $556,300. The Registrant issued to the placement agents, in aggregate, Placement Agent Warrants to purchase 256,900 Placement Agent Warrant Shares. Any reference to a sale of 2,906,500 shares at a price of $5,813,000 is hereby amended. Any reference the Registrant's issuance to investors of Warrants to purchase 1,453,250 is here by amended. Any reference to a cash fee paid to placement agents in the amount of $555,800 is hereby amended. Any reference to the Registrant's issuance of Placement Agent Warrants in the amount of 297,900 is hereby amended. The Registrant therefore sold a total of 9,960,250 Shares in the Private Placement and raised $19,920,500 in aggregate. Any reference to a total sold by the Registrant of 9,995,250 shares, at an aggregate price of $19,990,500 is hereby amended.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE NANOTECH, INC.





By: /s/ Magnus Gittins
-----------------------------
Magnus Gittins
Chief Executive Officer

Date: March 17, 2005